UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ART’S-WAY MANUFACTURING CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ART’S-WAY MANUFACTURING CO., INC.

5556 Highway 9

Armstrong, Iowa, 50514-0288

Ph: (712) 864-3131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, APRIL 16, 2019

To our Stockholders:

The 2019 Annual Meeting of the Stockholders (the “2019 Annual Meeting”) of Art’s-Way Manufacturing Co., Inc. (the “Company”) will be held on Tuesday, April 16, 2019, at the  offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the 2019 Annual Meeting will begin at 9:45 a.m. Central Daylight Time (“CDT”). The 2019 Annual Meeting will commence at approximately 10:00 a.m. CDT. The purposes of the 2019 Annual Meeting are to:

(1)

Consider and vote upon the election of five nominees to the Company’s Board of Directors, to serve until the next annual meeting of stockholders and until such time as their successors are elected and qualified, or until their earlier resignation or removal;

(2)	Consider and vote upon the ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2019;

(3)	Consider and vote upon, on a non-binding, advisory basis, named executive officer compensation; and

(4)	Consider and recommend, on a non-binding, advisory basis, whether the vote on named executive officer compensation should occur every year, every two years, or every three years.

Any action may be taken on any one of the foregoing proposals at the 2019 Annual Meeting on the date specified above, or on any date or dates to which the 2019 Annual Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the 2019 Annual Meeting. The foregoing proposals are described more fully in the enclosed proxy statement (the “Proxy Statement”). If you have any questions regarding the information contained in the Proxy Statement or regarding the completion of the enclosed proxy card or would like directions to the 2019 Annual Meeting, please call the Company at (712) 864-3131.

Only stockholders listed on the Company’s records at the close of business on Friday, March 1, 2019, the record date set by the Board of Directors for the 2019 Annual Meeting, are entitled to notice of the 2019 Annual Meeting and to vote at the 2019 Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the 2019 Annual Meeting in person. However, to ensure the presence of a quorum, the Board of Directors requests all stockholders of record to promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the 2019 Annual Meeting. The proxy is revocable and will not be used if a stockholder attends and votes at the 2019 Annual Meeting in person or otherwise provide notice of revocation. Please return the executed proxy card to the Company’s stock transfer agent in the enclosed envelope.

By order of the Board of Directors,

/s/ Marc H. McConnell

Chairman of the Board of Directors

Armstrong, Iowa

March 15, 2019

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM.

AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Proxy Statement

2019 Annual Meeting of Stockholders

Tuesday, April 16, 2019

10:00 a.m. CDT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Art’s-Way Manufacturing Co., Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), for use at the 2019 Annual Meeting of Stockholders of the Company to be held on Tuesday, April 16, 2019 (the “2019 Annual Meeting”), and at any adjournment thereof. The 2019 Annual Meeting will be held at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the 2019 Annual Meeting will begin at approximately 9:45 a.m. Central Daylight Time (“CDT”). The 2019 Annual Meeting will commence at approximately 10:00 a.m. CDT. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about March 15, 2019.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on April 16, 2019:

The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at

http://www.artsway-mfg.com/investor-relations/

QUESTIONS AND ANSWERS ABOUT THE 2019 Annual Meeting AND VOTING

Q:	Why did I receive this proxy statement?

A:

We are soliciting your proxy for the 2019 Annual Meeting because you owned of record one or more shares of common stock of the Company at the close of business on Friday, March 1, 2019, the record date for the 2019 Annual Meeting, and are therefore entitled to vote at the 2019 Annual Meeting.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving Marc H. McConnell and David R. Castle, the proxies, the authority to vote your shares of common stock at the 2019 Annual Meeting in the manner you indicate on your proxy card. If you sign and return your proxy card, but do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2019 Annual Meeting or any adjournments thereof.

Q:	When and where is the 2019 Annual Meeting?

A:

The 2019 Annual Meeting will be held on Tuesday, April 16, 2019, at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the meeting will begin at approximately 9:45 a.m. CDT. The 2019 Annual Meeting will commence at approximately 10:00 a.m. CDT.

Q:	What am I voting on?

A:	You are voting on the following matters:

•	Proposal 1 — The election of the five director nominees named in this Proxy Statement;
•	Proposal 2 — The ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2019 (“fiscal year 2019”);

•	Proposal 3 — The approval, on a non-binding, advisory basis, of named executive officer compensation; and
Proposal 4 — The recommendation, on a non-binding, advisory basis, whether the vote on named executive officer compensation should occur every year, every two years, or every three years.

Q:	What does the Board recommend?

A:	The Board recommends a vote:

	•	FOR — the election of the five director nominees named in this Proxy Statement;
	•	FOR — the ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2019;
	•	FOR — the approval, on a non-binding, advisory basis, of named executive officer compensation; and
	•	ONE YEAR — as the recommendation, on a non-binding, advisory basis, of the frequency that the vote on named executive officer compensation should occur.

Q:	How many votes do I have?

A:

On any matter that may properly come before the 2019 Annual Meeting, each stockholder entitled to vote thereon will have one vote for each share of common stock owned of record by such stockholder as of the close of business on Friday, March 1, 2019.

Q:	How many shares of common stock may vote at the 2019 Annual Meeting?

A:

At the close of business on Friday, March 1, 2019, there were 4,296,703 shares of common stock outstanding. This means that there may be 4,296,703 votes on any matter presented at the 2019 Annual Meeting.

Q:	What vote is required to approve each of the Proposals?

A:

Proposal 1 — Election of Directors — With respect to the election of directors, the five nominees receiving the greatest number of votes cast relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2019 Annual Meeting and entitled to vote on the proposal. Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors.

Proposal 2 — Independent Registered Public Accountant Firm — Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2019 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the stockholders’ ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

Proposal 3 — Approval, on a Non-Binding, Advisory Basis, of Named Executive Officer Compensation — Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2019 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the approval of the compensation of our named executive officer. However, this is an advisory vote, which means that the result of the vote is not binding on the Company, the Board of Directors or the Compensation Committee. To the extent there is any significant vote against named executive officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Proposal 4 — Recommendation, on a Non-Binding, Advisory Basis, of the Frequency of Votes on Named Executive Officer Compensation — Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the alternative receiving the greatest number of votes cast relative to the votes cast for the other alternatives will be deemed the alternative recommended by the stockholders. However, this is an advisory vote, which means that the result of the vote is not binding on the Company, the Board of Directors or the Compensation Committee. The Board of Directors and the Compensation Committee will take into account the outcome of the vote when determining the frequency of future advisory votes on named executive officer compensation.

Q:	Do stockholders have cumulative voting rights?

A:

Stockholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that stockholders will not be able to cast all of their votes for a single director nominee. The cumulative voting method would entitle a stockholder to multiply the number of shares owned of record by such stockholder by the number of director positions being voted upon and then cast a number of votes equal to such total for only one nominee. Instead, stockholders will only be able to cast one vote per share owned of record for each director nominee (up to five nominees) at the 2019 Annual Meeting. Accordingly, a holder of 100 shares will only be able to cast 100 votes for each of the five nominees (or any lesser number of nominees, as desired) and will not instead be able to cast 500 votes for a single nominee (or distribute votes in any other manner).

Q:	What constitutes a quorum?

A:

Transaction of business may occur at the 2019 Annual Meeting if a quorum is present. The presence in person or by proxy of stockholders holding at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum. On Friday, March 1, 2019, the Company had 4,296,703 shares of common stock issued and outstanding and, therefore, the presence of 2,148,352 shares will constitute a quorum for the transaction of business at the 2019 Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2019 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:	What is the effect of abstentions and withhold votes?

A:

You may either vote FOR or WITHHOLD authority to vote for each director nominee (Proposal 1). If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN on the ratification of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2019 (Proposal 2) and the non-binding, advisory vote on named executive officer compensation (Proposal 3). If you abstain from voting on either of these proposals, your shares will be deemed present but will not be deemed to have voted in favor of the proposal. An abstention therefore has the same effect as a vote against the proposal. You may vote for ONE YEAR, TWO YEARS, or THREE YEARS or you may ABSTAIN on the non-binding, advisory recommendation on the frequency of votes on named executive officer compensation (Proposal 4). If you abstain from voting on this proposal, your vote will have no effect on the recommendation of the stockholders.

If you sign and submit your proxy card without voting instructions, your shares will be voted FOR each director nominee, FOR Proposals 2 and 3, and for ONE YEAR on Proposal 4.

Q:	What is the effect of broker non-votes?

A:

Shares that are held by brokers in “street name” may be voted by the stock broker on “routine” matters, such as ratification of Eide Bailly LLP as our independent registered public accounting firm for fiscal year 2019 (Proposal 2). To vote on “non-routine” matters, the broker must obtain stockholder direction. When the broker does not vote the shares, the broker’s abstention is referred to as a “broker non-vote.”

Broker non-votes will be considered present for quorum purposes at the 2019 Annual Meeting. Brokers do not have discretion to vote shares for the election of directors (Proposal 1), for the non-binding, advisory vote on named executive officer compensation (Proposal 3), for the non-binding, advisory recommendation on the frequency of votes on named executive officer compensation (Proposal 4) or for any other non-routine matters that may be brought before the 2019 Annual Meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be voted for these proposals. Broker non-votes in connection with the election of directors are not deemed “votes cast,” and, since directors are elected by a plurality of votes cast, will have no effect on the election. The shares underlying broker non-votes in connection with the vote on named executive officer compensation and the recommendation of the frequency of votes on named executive officer compensation will not be deemed entitled to vote and, therefore, these broker non-votes will have no effect on the outcome of these proposals.

If you do not provide voting instructions, brokers will have discretion to vote on the ratification of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

For any other business matters that may be brought before the 2019 Annual Meeting, the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy at the 2019 Annual Meeting and entitled to vote on the matter is required to pass the proposal. Broker non-votes will be counted as present for quorum purposes at the 2019 Annual Meeting, but will not be considered entitled to vote on non-routine matters, and will therefore not be treated as affirmative or opposing votes.

Q:	How do I vote my shares?

A:	If you are a stockholder of record, you may vote your shares of common stock at the 2019 Annual Meeting using either of the following methods:

•

Proxy card. The enclosed proxy card is a means by which a stockholder may authorize the voting of such stockholder’s shares of common stock at the 2019 Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the 2019 Annual Meeting in accordance with the stockholder’s directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and return the proxy card to the Company’s stock transfer agent, American Stock Transfer and Trust Company, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the five director nominees (Proposal 1); FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent public accounting firm for fiscal year 2019 (Proposal 2); FOR the approval, by a non-binding, advisory vote, of named executive officer compensation (Proposal 3); and for ONE YEAR as the recommendation, by a non-binding, advisory vote, of the frequency that votes on named executive officer compensation should occur (Proposal 4).

•

In person at the 2019 Annual Meeting. All stockholders of record as of Friday, March 1, 2019 may vote in person at the 2019 Annual Meeting. Even if you plan to attend the 2019 Annual Meeting, we recommend that you submit your proxy card ahead of time so that your vote can be counted if you later decide not to attend.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a broker, bank, trust or other nominee as a custodian, and this Proxy Statement and the accompanying Notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the 2019 Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I change my vote after I have mailed in my proxy card?

A:	Proxies solicited by the Board of Directors may be revoked at any time prior to the 2019 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

	•	Voting in person at the 2019 Annual Meeting;
	•	Returning a later-dated signed proxy card; or
•

Giving personal or written notice of the revocation to the Company’s President, Chief Executive Officer, and Interim Chief Financial Officer, Carrie Gunnerson, at the commencement of the 2019 Annual Meeting.

If your shares are held in “street name” through a broker, bank, trustee, or other nominee, you will need to contact that custodian if you wish to change your voting instructions.

Q:	How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:

If you are a record holder and do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the five nominees recommended for election by the Board of Directors. You may wish to vote for less than five director nominees. In such case, your shares will only be voted for the director nominee(s) you have selected. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a director nominee, your shares will not be voted with respect to the director nominee for which you marked contradicting choices.

If you are a record holder and do not mark a choice with respect to the approval of any proposal other than the election of directors, then the proxies solicited by the Board of Directors will be voted FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent public accounting firm for fiscal year 2019 (Proposal 2) and FOR the approval, by a non-binding, advisory vote, of named executive officer compensation (Proposal 3) and for ONE YEAR as the recommendation, by a non-binding, advisory vote, of the frequency that votes on named executive officer compensation should occur (Proposal 4). If you mark contradicting choices on your proxy card, such as a mark both FOR and AGAINST the approval of a proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

If you are a street name holder and do not submit specific voting instructions to your broker, the organization that holds your shares may generally vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not submit specific voting instructions to your broker, the shares will be treated as “broker non-votes.” Broker non-votes will be counted for purposes of determining whether a quorum is present. The proposal to ratify the appointment of Eide Bailly LLP as our independent registered public accounting firm (Proposal 2) is considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker. However, brokers will not have discretion to vote your shares on the election of directors (Proposal 1), the non-binding, advisory vote on named executive officer compensation (Proposal 3) or the non-binding, advisory vote on the frequency of votes on named executive officer compensation (Proposal 4). Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, the broker non-votes will not be considered “votes cast” for purposes of determining the outcome of the election of director nominees and will have no effect on the outcome of the election. Similarly, the shares underlying broker non-votes on Proposals 3 and 4 will not be considered entitled to vote and will have no effect on the outcome of these proposals.

Q:	Who can attend the 2019 Annual Meeting?

A:

All stockholders of record as of the close of business on Friday, March 1, 2019, may attend the 2019 Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in “street name”), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a “legal proxy” provided by your custodian, or other similar evidence of ownership.

Q:	What is the record date for the 2019 Annual Meeting?

A:	The Board of Directors has fixed Friday, March 1, 2019, as the record date.

Q:	Who will count the votes?

A:

All proxies submitted to the Company will be tabulated by our stock transfer agent, American Stock Transfer and Trust Company. All shares voted by stockholders of record present in person at the 2019 Annual Meeting will be tabulated by our Vice President of Finance.

Q:	Who is paying for this proxy solicitation?

A:

The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Our directors, executive officers and employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

Q:	How do I nominate a candidate for election as a director at next year’s annual meeting?

A:

You may recommend a candidate for nomination by the Board of Directors at next year’s annual meeting by following the procedures explained below in this Proxy Statement under the caption “CORPORATE GOVERNANCE – Selection of Director Nominees” and contained in the rules and regulations of the Securities and Exchange Commission (the “SEC”). You may directly nominate a candidate for election at next year’s annual meeting by following the procedures explained below in response to the question “When are stockholder proposals and director nominations due for next year’s annual meeting?”

Q:	What is a stockholder proposal?

A:

A stockholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the stockholders. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for stockholders to vote on the matter via the proxy card. The deadlines and procedures for submitting stockholder proposals for next year’s annual meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are stockholder proposals and director nominations due for the next year’s annual meeting?

A:

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Company no later than November 18, 2019 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for next year’s annual meeting be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

Stockholders who intend to present a proposal or director nomination at next year’s annual meeting without including such proposal or nomination in the Company’s proxy statement must, pursuant to the Company’s Bylaws, deliver to the Company notice of such proposal no earlier than January 17, 2020 (approximately 90 days prior to the one year anniversary of the 2019 Annual Meeting) and no later than February 16, 2020 (approximately 60 days prior to the one year anniversary of the 2019 Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If a stockholder proposal intended to be submitted at next year’s annual meeting does not comply, as determined in the Chairman’s discretion, with the timeframes and other procedures established by the Company’s Bylaws, the proposal will be disregarded.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

What am I voting on? The Board is asking our stockholders to elect each of the five director nominees named in this Proxy Statement to hold office until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

Board Recommendation: FOR the election of each of the five director nominees.

Required Vote: The five director nominees with the most number of shares voted FOR the director nominee will be elected.

Voting procedures and the method by which votes will be counted, including the treatment and effect of abstentions and broker non-votes, are more fully described above in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2019 Annual Meeting AND VOTING.”

Five members of the Board of Directors (the “Board”) will be elected at the 2019 Annual Meeting to hold office until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Each of the five nominees listed below is currently a member of the Board and the Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. In addition to the nominees listed below, Mr. Joseph R. Dancy also currently serves as a member of the Board. Mr. Dancy’s term as a director will expire at the 2019 Annual Meeting.

The five nominees receiving the greatest number of affirmative votes cast will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. Except as otherwise directed on the proxy cards, the proxies will vote all valid proxies for the five nominees identified below. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board or the Board may reduce the size of the Board.

Nominees for Election as Directors at the 2019 Annual Meeting

The Board has recommended the following persons as nominees for election as directors at the 2019 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
Marc H. McConnell	39	2001
J. Ward McConnell, Jr.	87	1996
Thomas E. Buffamante	66	2003
David R. Castle	69	2000
David A. White	65	2016

Certain biographical information relating to each of the director nominees is set forth below:

MARC H. McCONNELL, Chairman of the Board, Director. Mr. McConnell is currently the President of Bauer Corporation and the Vice Chairman of McConnell Holdings, Inc., both companies owned by J. Ward McConnell, Jr. Mr. McConnell is also the Vice President of Adamson Global Technology Corporation, a subsidiary of McConnell Holdings, Inc. Mr. McConnell further serves as the Chairman of the Board, Chairman of the Audit Committee, Chairman of the Executive Committee and member of the Asset-Liability and Loan Committees of West Town Bancorp, located in Raleigh, North Carolina, and has served as a director of West Town Bancorp since 2009. He is also the Chairman of the Board and Chairman of the Audit Committee of West Town Bank and Trust, located in Chicago, Illinois, and has served as Chairman of the Board, Chairman of the Audit Committee, Chairman of the Executive Committee and member of the Asset-Liability and Loan Committees of Sound Bank, located in Morehead City, North Carolina. Mr. McConnell has served as a director of the American Ladder Institute since 2004 and served as its President from 2006 to 2010. Mr. McConnell was also named a director of the Farm Equipment Manufacturers Association in October 2007, served as its President from 2013 to 2014 and served as its Treasurer from October 2015 to October 2016. Mr. McConnell was appointed to our Board in July 2001 and served as Vice Chairman of the Board from January 2008 to April 2015, at which time he became our Chairman. He is the son of our Vice Chairman and director, J. Ward McConnell, Jr., and currently resides in Kinston, North Carolina. Among other attributes, skills, and qualifications, the Board believes that Mr. McConnell’s involvement and experience in the farm equipment manufacturing industry, particularly in leadership positions with similarly situated companies, contribute to his ability to understand the challenges and opportunities facing the Company and to guide its long-term strategies.

J. WARD McCONNELL, JR., Vice Chairman of the Board, Director. Mr. McConnell has been a private investor for more than twelve years. Mr. McConnell was a director of the Company from 1996 to 2001 and returned and has served as a director since February 2002. Our Chairman, Marc McConnell, is the son of Mr. McConnell. Mr. McConnell served as the Chairman of the Board from 2002 to April 2015, at which time he became our Vice Chairman. Mr. McConnell currently resides in Fort Myers, Florida. Among other attributes, skills, and qualifications, the Board believes that Mr. McConnell is uniquely qualified to serve as a director due to his extensive experience in the farm equipment manufacturing industry throughout his career.

THOMAS E. BUFFAMANTE, Director. Mr. Buffamante is a Certified Public Accountant and Director of Buffamante Whipple Buttafaro, P.C., where he has been a director and stockholder since 1981. Mr. Buffamante has been a director of the Company since 2003, was appointed to our Audit Committee in 2011, and has served as the Chairman of the Audit Committee since April 2012. He currently resides in Great Valley, New York. Among other attributes, skills, and qualifications, the Board believes that Mr. Buffamante is qualified to serve as a director in light of his ability to understand generally accepted accounting principles, internal control over financial reporting, and disclosure controls and procedures, his experience in analyzing and evaluating financial statements, and his ability to provide oversight with regard to tax filings, tax accruals, and other tax matters.

DAVID R. CASTLE, Director. Mr. Castle is the retired Director of Operations Worldwide for Avery Weigh-Tronix, LLC.  Mr. Castle also serves on the board of directors of the non-profit Peterborough Tai Chi Association.  Mr. Castle previously served on the Board from 2000 to 2012, during which time he served as the Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Castle rejoined the Board in January 2013 and currently serves as the Chairman of the Compensation Committee. He previously served as a member of the Audit Committee from April 2016 to April 2017. He resides in Ontario, Canada. Among other attributes, skills, and qualifications, the Board believes that Mr. Castle’s previous experience as a Director of Operations of a manufacturing company allows him to make a valuable contribution to the oversight of the Company’s operations, and enables him to identify and understand trends presented in the Company’s financial statements and results of operations.

DAVID A. WHITE, Director. Mr. White has been a general partner and the President and CEO of First Call Services LLC, a private holding company and advisory firm since May 2012. He serves on the boards of directors for Ag Growth International Inc., a Toronto Stock Exchange farm equipment manufacturer, Patient Care Logistics Solutions, a private equity sponsored company, and Avicanna Inc., a Canadian bio-tech company. He previously sat on the board of Sunrise Transportation Holdings LLC, a privately-held U.S. company, from 2015 to July 2018. Mr. White has held a number of senior financial and operating positions with John Labatt Limited, Lawson Mardon Group Inc., and Laidlaw Inc., and most recently was Chief Executive Officer of TransCare Inc., a medical transportation company, from 2008 to April 2012, and President and Chief Operating Officer of Student Transportation of America, a TSX-listed company, from 2005 to 2007. Mr. White has been a Canadian Charted Accountant since 1978, he holds a BA from the University of Western Ontario and an MBA from the University of Toronto, and in 2013 he received the ICD.D designation from the Institute of Corporate Directors. Mr. White was appointed to the Board in December 2016 and currently serves as a member of the Audit and Compensation Committees. Among other attributes, skills, and qualifications, the Board believes that Mr. White is qualified to serve as a director in light of his involvement and experience in the farm equipment manufacturing industry, board experience, his ability to understand generally accepted accounting principles, internal control over financial reporting, and disclosure controls and procedures, his experience in analyzing and evaluating financial statements, and management experience.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on? The Board is asking our stockholders to ratify its selection of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2019.

Voting Recommendation: FOR the ratification of our independent registered public accounting firm.

Vote Required: Ratification requires an affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote.

Voting procedures and the method by which votes will be counted, including the treatment and effect of abstentions and broker non-votes, are more fully described above in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2019 Annual Meeting AND VOTING.”

The Board, acting on the recommendation of the Audit Committee, has selected Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2019. Eide Bailly LLP has been the Company’s independent registered public accounting firm since July 2006. Eide Bailly LLP has advised the Company that it has no relationship to the Company except that of independent registered public accounting firm. A representative of Eide Bailly LLP is expected to be present at the 2019 Annual Meeting. Such representative will have an opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions regarding audit of the financial statements.

Audit Fees

The following table presents fees for professional services billed by Eide Bailly LLP to the Company for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements, and related services for the fiscal years ended November 30, 2018 and November 30, 2017.

Category	Fiscal Year	Fees ($)
Audit Fees (1)	2018	112,193
	2017	114,085
Audit-Related Fees (2)	2018	-
	2017	-
Tax Fees (3)	2018	22,500
	2017	22,000
All Other Fees	2018	-
	2017	-

(1)

Audit fees represent fees billed for each of the last two fiscal years for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements in connection with the filing of current and periodic reports.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)	Tax fees represent fees billed for each of the last two fiscal years for tax compliance, tax advice and tax planning, which included preparation of tax returns.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approved the engagement of Eide Bailly LLP as the Company’s principal independent registered public accounting firm to perform audit services for the Company. The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent registered public accounting firm prior to engagement. One hundred percent of the services referenced above were pre-approved by our Audit Committee.

PROPOSAL 3

APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

What am I voting on? The Board is asking our stockholders to approve, on a non-binding, advisory basis, the compensation of the named executive officers disclosed in this Proxy Statement.

Voting Recommendation: FOR the approval of the compensation of the named executive officers.

Vote Required: Approval requires an affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote.

Voting procedures and the method by which votes will be counted, including the treatment and effect of abstentions and broker non-votes, are more fully described above in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2019 Annual Meeting AND VOTING.”

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require that the Company provide its stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. In accordance with the preference of our stockholders, as expressed in a non-binding, advisory vote on the frequency of votes on named executive officer compensation at our 2013 Annual Meeting of Stockholders, the Company previously determined to hold annual votes on the compensation of named executive officers.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. We designed our compensation program to reward our named executive officers for individual performance and contributions to our overall business objectives and for achieving and surpassing the financial goals set by our Compensation Committee and our Board.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement, in accordance with the compensation disclosure rules of the SEC.

Accordingly, we ask our stockholders to approve the following resolution at the 2019 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

While the Board and the Compensation Committee intend to carefully consider the results of this vote when making future decisions regarding executive compensation, this vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officers, the Board and the Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

PROPOSAL 4

RECOMMENDATION, ON A NON-BINDING, ADVISORY BASIS, OF THE FREQUENCY OF VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

What am I voting on? The Board is asking our stockholders to recommend, on a non-binding, advisory basis, how frequently the Board should seek future votes on the compensation of the Company’s named executive officers.

Voting Recommendation: For ONE YEAR as the frequency for future votes on the compensation of the named executive officers.

Vote Required: The alternative receiving the greatest number of votes relative to the votes cast for the other alternatives will be deemed the alternative recommended by the stockholders.

Voting procedures and the method by which votes will be counted, including the treatment and effect of abstentions and broker non-votes, are more fully described above in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2019 Annual Meeting AND VOTING.”

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act also provide that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek votes on the compensation of our named executive officers as disclosed in accordance with the SEC’s compensation disclosure rules. In accordance with the preference of our stockholders, as expressed in a non-binding, advisory vote on the frequency of votes on named executive officer compensation at our 2013 Annual Meeting of Stockholders, the Company previously determined to hold annual votes on the compensation of named executive officers.

Stockholders may indicate whether they would prefer that we conduct future non-binding, advisory votes on named executive officer compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote.

After careful consideration, the Board recommends annual non-binding, advisory votes on the compensation of the Company’s named executive officers. The Board believes that annual votes will provide the clearest and most useful feedback from stockholders to the Company, the Board, and the Compensation Committee in this important area and will confirm the Company's commitment to frequent and transparent communications with its stockholders.

While the Board and the Compensation Committee intend to carefully consider the results of this vote when making decisions regarding the frequency of future non-binding, advisory votes on named executive officer compensation, this vote is not binding on the Company or the Board and is advisory in nature.

OTHER INFORMATION

CORPORATE GOVERNANCE

Our Board currently has six members: Thomas E. Buffamante, David R. Castle, Joseph R. Dancy, David A. White, J. Ward McConnell, Jr. and Marc H. McConnell. Pursuant to the Company’s Bylaws, the Board has set the size of the Board at five directors as of the 2019 Annual Meeting, and Joseph Dancy’s term as a director will expire at the 2019 Annual Meeting. All of our directors are “independent” within the definition provided by Nasdaq Rule 5605, with the exception of Marc McConnell and J. Ward McConnell, Jr. The Board has determined that Marc McConnell and J. Ward McConnell, Jr. are not independent due to their receipt of payments from the Company as compensation for services they provide as Chairman of the Board and Vice Chairman of the Board, respectively. In considering the independence of Marc McConnell and J. Ward McConnell, Jr., the Board also considered the family relationship between Marc McConnell and J. Ward McConnell, Jr.; J. Ward McConnell, Jr.’s beneficial ownership of approximately 48% of the Company’s securities; and J. Ward McConnell, Jr.’s receipt of certain fees from the Company in connection with his guarantee of a portion of the Company’s bank debt.

The Board held six meetings during the fiscal year ended November 30, 2018 (“fiscal year 2018”). Each director attended 100% of the total number of Board meetings held while the director served during fiscal year 2018 and the total number of meetings held by all committees of the Board on which the director served during fiscal year 2018. The Board encourages all directors to attend the Company’s annual meeting of stockholders, but does not have a formal attendance policy. The Company’s last annual meeting of stockholders held on April 25, 2018 was attended by all of our directors who were serving at that time with the exception of J. Ward McConnell, Jr.

The Board has an Audit Committee and a Compensation Committee. The Board as a whole functions as the Company’s Nominating and Governance Committee, although director nominees are recommended by our independent directors without participation of the non-independent directors.

The Board’s Role in Risk Oversight

Management has the responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on risks relating to commodity pricing (such as steel), the Company’s ability to maintain appropriate levels of credit and insurance coverage, and financial and accounting, legal and compliance risks, including oversight of inventory accounting, revenue recognition, and other internal controls over financial reporting. In addition, the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation Committee reviews compensation and benefits plans affecting all employees, including the executive officers. We have determined that it is not reasonably likely that our compensation and benefit plans create risks that would have a material adverse effect on the Company. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for the day to day leadership and performance of the Company, while Marc McConnell, as the Chairman of the Board, provides guidance to the Chief Executive Officer; sets the strategic direction for the Company; sets the agenda for Board meetings; and presides over meetings of the full Board. The Board has designated J. Ward McConnell, Jr., prior Chairman of the Board, as Vice Chairman of the Board.

Because the Board has determined that neither our Chairman of the Board nor Vice Chairman of the Board satisfy the definition of “independence” as set forth in Nasdaq Rule 5605, the Board appointed David Castle to serve as “presiding director” over all executive sessions of independent directors that are required under Nasdaq rules.

Code of Ethics

The Company has adopted a Code of Ethics (the “Code”), which is applicable to all directors, officers and employees of the Company. The Code covers all areas of professional conduct, including customer and supplier relationships, conflicts of interest, insider trading, confidential information, accuracy of company records, public disclosures, contact with government officials, and workplace behavior. It requires strict adherence to all laws and regulations applicable to our business. Persons who are subject to the Code are required to bring any violations and suspected violations of the Code to the Company’s attention, through their supervisor, management, outside legal counsel, or confidential communication with the Chairman of the Audit Committee.

The Code of Ethics is posted to our website at http://www.artsway-mfg.com/corporate-governance/. We intend to include on our website, within the time period required by Form 8-K, any amendment to, or waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K.

Audit Committee

The principal functions of the Audit Committee are to evaluate and review the Company’s financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company’s independent registered public accounting firm, recommends selection of the Company’s independent registered public accounting firm to the Board, approves fees to be paid to our independent registered public accounting firm, and reviews the Company’s financial statements with management and the independent registered public accounting firm. The Audit Committee has recommended to the Board the appointment of Eide Bailly LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2019.

The Audit Committee operates under a written charter, which is available on our website at http://www.artsway-mfg.com/corporategovernance/. Under the charter, the Audit Committee must be comprised of not less than three members of the Board and its composition must otherwise satisfy Nasdaq requirements applicable to audit committees. During fiscal year 2018, the members of the Audit Committee were Thomas Buffamante (Chairman), Joseph Dancy, and David White. Subsequent to the 2019 Annual Meeting, Thomas Buffamante (Chairman), David Castle, and David White will serve as members of the Audit Committee. The Board has determined that all current and proposed members of the Audit Committee are independent under the definition of “independence” provided by Nasdaq Rule 5605 and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has also determined that Mr. Buffamante and Mr. White are each an “audit committee financial expert” as defined by applicable SEC regulations, and that all members of the Audit Committee are financially literate as required by Nasdaq Rule 5605. The Audit Committee held five meetings during fiscal year 2018.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be filed with the SEC or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accountant is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

The members of the Audit Committee have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended November 30, 2018. The members of the Audit Committee have discussed with Eide Bailly LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended. The members of the Audit Committee have received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the members of the Audit Committee have discussed with Eide Bailly LLP their independence from management and the Company. The members of the Audit Committee have considered whether the provision of services by Eide Bailly LLP referred to above not related to the audit of the financial statements and the reviews of the interim financial statements included in the Company’s Forms 10-Q are compatible with maintaining Eide Bailly LLP’s independence, and have determined that they are compatible and do not impact Eide Bailly LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above should be included in our Annual Report on Form 10-K accompanying this Proxy Statement and filed with the SEC for the fiscal year ended November 30, 2018.

Audit Committee

Thomas E. Buffamante, Chairman

Joseph R. Dancy

David A. White

Compensation Committee

During fiscal year 2018, the members of the Compensation Committee were David Castle (Chairman), Joseph Dancy and David White. Subsequent to the 2019 Annual Meeting, David Castle (Chairman), Tom Buffamante and David White will serve as members of the Compensation Committee. The Board has determined that all current and proposed members of the Compensation Committee are independent within the definition of “independence” provided by Nasdaq Rule 5605 and Rule 10C-1 of the Securities Exchange Act of 1934. The Compensation Committee operates under a written charter, which is available on our website at http://www.artsway-mfg.com/corporate-govemance/. Under the charter, the Compensation Committee must consist of two or more members of the Board, and each member must meet applicable Nasdaq independence standards.

The Board has authorized the Compensation Committee to review and advise management on a broad range of compensation policies, such as salary ranges and incentive programs for employees although the Company’s Chief Executive Officer is responsible for establishing specific terms of compensation for Company employees who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended. The Board retains authority to set director compensation, based on the Compensation Committee’s recommendations. Although the Board administers the Company’s 2011 Equity Incentive Plan, the Compensation Committee remains responsible for recommending to the Board any equity awards to the Company’s Chief Executive Officer, and the Board may delegate to the Compensation Committee additional administrative duties for the 2011 Equity Incentive Plan in the future. Neither the Compensation Committee nor the Board engages compensation consultants to assist in determining or recommending the amount or form of compensation for executive officers or directors. Executive officers do not have any role in determining or recommending the amount or form of executive officer or director compensation. The Compensation Committee may delegate its responsibilities to subcommittees to the extent permitted by applicable laws and regulations; however, such subcommittees are not permitted to have decision-making authority and are required to report regularly to the full Compensation Committee. The Compensation Committee had two meetings during fiscal year 2018.

Nominating and Governance Committee

The Board as a whole performs the functions of a Nominating and Governance Committee. The Board has determined that each of our directors is independent under the definition of “independence” provided by Nasdaq Rule 5605, with the exception of Marc McConnell and J. Ward McConnell, Jr. for the reasons identified above. Because the Board consists solely of persons who are neither employees nor officers of the Company and a majority of our directors are independent, the Board does not deem it necessary to have a separate Nominating and Governance Committee. In accordance with Nasdaq requirements, all five of the director nominees for the 2019 Annual Meeting were recommended by a majority of the independent directors without participation of the non-independent directors. The Board met once during fiscal year 2018 for the purpose of evaluating candidates for director nominees.

The principal purpose of the Board, acting as the Nominating and Governance Committee, is to identify and evaluate qualified individuals for membership on the Board. The Board annually considers the size, composition and needs of the Board in evaluating director candidates and recommends director nominees for election at each annual meeting of stockholders. The Board operates as the Nominating and Governance Committee pursuant to a written charter, which is available on our website at http://www.artsway-mfg.com/corporate-governance/.

Selection of Director Nominees

In selecting nominees for directors, the Board, acting as the Nominating and Governance Committee, will consider all candidates submitted, including incumbent Board members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skill sets deemed appropriate by the Board to enact the mission and business purposes of the Company. Our Criteria and Policies for Director Nominations (the “Nominations Policies”) were adopted by the Board, acting as the Nominating and Governance Committee, on July 28, 2009 and are attached as Annex A to the Nominating and Governance Committee Charter. The Nominations Policies specify that directors must have certain minimum qualifications, including the ability to read and understand basic financial statements, familiarity with the Company’s business and industry, high moral character and mature judgment and the ability to work collegially with others.

Diversity is also a factor in evaluating director nominees. The Nominations Policies do not restrict the criteria that the Board may consider when evaluating diversity. The Board typically considers diversity of experience, skill, geographic representation and background as factors in the selection of new director nominees, with the goal of assembling a board of directors with complementary skill sets and viewpoints. The Board has not adopted a standalone diversity policy at this time. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Currently, the Company does not engage any third parties, for a fee or otherwise, to identify or evaluate potential nominees. The Board will consider director candidates recommended by holders of the Company’s common stock on the same basis as any other candidate submitted for consideration as a nominee. No nominations for candidates were received from any holders of common stock for the 2019 Annual Meeting.

In order for a candidate to be considered for nomination by the Board, a stockholder must submit to the attention of the Chief Executive Officer of the Company a written recommendation that contains the following information:

(1)	the full name and address of the stockholder or group submitting the recommendation;
(2)	the number of shares of common stock of the Company owned by the stockholder or group submitting the recommendation, and the date such shares were acquired;
(3)	the full name and address of the director nominee;
(4)	the age of the director nominee;
(5)	a five-year business history of the director nominee;
(6)	the amount of common stock of the Company owned by the director nominee;
(7)	whether the director nominee can read and understand basic financial statements;
(8)	the director nominee’s other board memberships, if any;
(9)	any family relationships between the director nominee and any executive officer or current director of the Company;
(10)	any business transactions between the director nominee or the candidate’s business and the Company;
(11)	a written consent of the director nominee to be named in the Company’s proxy statement and to serve as a director if elected; and
(12)	a written consent of the stockholder or group to be named in the Company’s proxy statement.

Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which such stockholder believes the candidate has to serve as director of the Company and the reasons why the stockholder believes the candidate should be elected to the Board. The Board may require the stockholder or nominee to furnish additional information to evaluate the nominee’s suitability. In the event a stockholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded.

Pursuant to the Company’s Bylaws, stockholders who intend to present a floor proposal or director nomination at the 2020 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must deliver to the Company notice of such proposal no earlier than January 17, 2020 (approximately 90 days prior to the one year anniversary of the 2019 Annual Meeting) and no later than February 16, 2020 (approximately 60 days prior to the one year anniversary of the 2019 Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any holder of common stock wishing to communicate with the Board about any matter involving the business or operations of the Company should send the communication, in written form, to the Chief Executive Officer of the Company at the Company’s principal place of business at 5556 Highway 9, Armstrong, Iowa, 50514-0288. The Chief Executive Officer of the Company will promptly send the communication to each member of the Board or, if applicable, specified individual directors.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICES AND PRINCIPAL STOCKHOLDERS

The following table shows certain information with respect to the Company’s common stock beneficially owned by current directors, director nominees, and executive officers of the Company as of March 1, 2019, as well as the name and address of the persons known to the Company who beneficially own more than 5% of the issued and outstanding shares of common stock of the Company as of March 1, 2019. The shares shown as beneficially owned include shares that executive officers, directors, and director nominees are entitled to acquire pursuant to outstanding stock options exercisable within 60 days of March 1, 2019.

Name of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Thomas E. Buffamante	Director	33,000 shares (3)	*
David R. Castle	Director	26,000 shares (4)	*
Joseph R. Dancy	Director	196,988 shares (5)	4.7%
David A. White	Director	10,000 shares	*
J. Ward McConnell, Jr.	Vice Chairman of the Board and Director	2,050,789 shares (6)	48.4%
Marc H. McConnell	Chairman of the Board and Director	92,830 shares (7)	2.2%
Carrie Gunnerson	President and Chief Executive Officer	52,828 shares (8)	1.2%
Directors and Executive Officers as a Group (7 individuals)		2,462,435 shares (9)	57.6%

* Less than 1%

(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities. Unless otherwise noted, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

(2)	Based on 4,296,703 shares issued and outstanding as of March 1, 2019.
(3)	Includes 10,000 shares underlying stock options that can be exercised within 60 days of March 1, 2019.
(4)	Includes 6,000 shares underlying stock options that can be exercised within 60 days of March 1, 2019.
(5)

Includes 100,901 shares held by Mr. Dancy, individually and by the Joseph R. Dancy IRA; 8,000 shares underlying stock options that can be exercised within 60 days of March 1, 2019; 53,000 shares held by Ms. Victoria A. Dancy, individually; and 35,087 shares held by LSGI Technology Venture Fund L.P., a Texas limited partnership of which LSGI Advisors Inc. is the general partner and of which Mr. Dancy, Ms. Dancy, the Joseph R. Dancy Irrevocable Trust (for the benefit of Joseph R. Dancy), the Victoria A. Dancy Irrevocable Trust (for the benefit of Victoria A. Dancy), Mr. and Ms. Dancy’s two children, and LSGI Advisors Inc. are limited partners.

(6)

Includes 2,040,789 shares held in the J. Ward McConnell, Jr. Living Trust, of which J. Ward McConnell, Jr. has sole investment and voting power, and 10,000 shares underlying stock options that can be exercised within 60 days of March 1, 2019. Shares are pledged as collateral to secure a line of credit.

(7)

Includes 39,000 shares held by Mr. McConnell, individually; 4,250 shares held indirectly by Mr. McConnell’s spouse, over which Mr. McConnell has shared voting and investment power; 10,000 shares held indirectly by Mr. McConnell’s children; 5,580 shares held in individual retirement accounts, over which Mr. McConnell has voting and dispositive power; 10,000 shares underlying stock options that can be exercised within 60 days of March 1, 2019; 4,000 shares of restricted stock for which risks of forfeiture lapse on January 27, 2020; 8,000 shares of restricted stock for which risks of forfeiture lapse in 4,000 share increments on each of February 5, 2020 and February 5, 2021; and 12,000 shares of restricted stock for which risks of forfeiture lapse in 4,000 share increments on each of January 31, 2020, January 31, 2021 and January 31, 2022.

(8)

Includes 5,000 shares underlying stock options that can be exercised within 60 days of March 1, 2019; 3,500 shares of restricted stock for which risks of forfeiture lapse on January 27, 2020; 7,000 shares of restricted stock for which risks of forfeiture lapse in 3,500 share increments on each of February 5, 2020 and February 5, 2021; and 10,500 shares of restricted stock for which risks of forfeiture lapse in 3,500 share increments on each of January 31, 2020, January 31, 2021 and January 31, 2022.

(9)

Includes 49,000 shares underlying stock options that can be exercised within 60 days of March 1, 2019 and 45,000 shares of restricted stock for which risks of forfeiture lapse as described above in footnotes 7 and 8.

EXECUTIVE OFFICERS

Carrie Gunnerson, age 43, is currently serving as our President, Chief Executive Officer, and Interim Chief Financial Officer. Ms. Gunnerson joined the Company in April 2004 and was appointed Chief Financial Officer in July 2004, a position she held until January 2012. Ms. Gunnerson was appointed to the additional roles of President and Chief Executive Officer on October 18, 2007 and to the role of Interim Chief Financial Officer on September 2012. She held this interim position until January 22, 2015 when the Company appointed Amber Murra its Chief Financial Officer. Ms. Gunnerson was again appointed to the role of Interim Chief Financial Officer following Ms. Murra’s departure on May 31, 2018. Prior to joining the Company, Ms. Gunnerson was responsible for all of the functions of a controller at Tyco Plastics of Fairmont, Minnesota. Ms. Gunnerson was named a director of the Farm Equipment Manufacturers Association, effective in November 2016.

Amber Murra, age 38, served as our Chief Financial Officer from January 22, 2015 through May 31, 2018 and continued to provide assistance to the Company as a consultant through September 30, 2018. Ms. Murra previously served as the Company’s Director of Finance from May 27, 2014 until she accepted the role of Chief Financial Officer. She also served as the Company’s Director of Finance from April 2007 until December 2010. During her absence from the Company, Ms. Murra worked for Winnebago Industries, Inc., a recreational vehicle manufacturer, as Finance Manager.

EXECUTIVE COMPENSATION

The compensation philosophy of the Company is to provide a compensation package to executive officers that will maximize long-term stockholder value. The components of executive officer compensation are base salary, cash incentive compensation and equity awards.

The Company’s policy is to pay base salaries that are at, or near, the average base salary for similar companies. The Compensation Committee annually determines whether to recommend to the Board salary increases for the Company’s executive officers, which recommendation is based on current salaries and individual and Company performance during the past year. Other components of officer compensation are generally also reviewed annually.

The Board has an incentive compensation pool and incentive compensation plans for the Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, Chief Financial Officer, and certain other key employees. The objectives and the target incentive compensation thresholds and gradations pursuant to the pool and plans are based on an analysis of market data conducted by the Compensation Committee, along with consideration of the Company’s circumstances and opportunities. They reflect the belief of the Board and Compensation Committee that defined annual incentives should be closely aligned with financial performance and opportunities for long-term growth.

Under the approved incentive arrangements, the applicable possible maximum cash incentives for fiscal year 2018 were as follows: Marc McConnell, $200,812 (75% of annual base retainer); J. Ward McConnell, Jr., $58,012 (65% of annual base retainer); Carrie Gunnerson, $111,793 (65% of annual base salary); and Amber Murra $56,754 (45% of annual base salary). The relevant objectives for fiscal year 2018 pertaining to the Chairman and Vice Chairman were achievement of threshold operating income growth for fiscal year 2018 and, if threshold growth was achieved, the following additional objectives: reduction of debt, product line development and rationalization, new products, strategic vision for the Tools segment, achievement of minimum acceptable volume for the Scientific segment and an additional dealer for the Manufacturing segment. The relevant objectives for fiscal year 2018 pertaining to the Chief Executive Officer and Chief Financial Officer were achievement of threshold operating income growth for fiscal year 2018 and, if threshold growth was achieved, the following additional objectives: efficiency implementation, reduction of inventory, profitable operations in all three segments, staff development in the Company’s Armstrong and Monona locations and disposal of buildings for sale.

The maximum possible cash incentives for fiscal year 2019 are as follows: Marc McConnell, $200,812 (75% of annual base retainer); J. Ward McConnell, Jr., $58,012 (65% of annual base retainer); and Carrie Gunnerson, $111,793 (65% of annual base salary). The relevant objectives for fiscal year 2019 pertaining to the Chairman and Vice Chairman are achievement of threshold operating income growth for fiscal year 2019 and, if threshold growth is achieved, the following additional objectives: earnings per share, reduction of term debt, reduction of inventory, sales growth and successful oversight of other business development activities. The relevant objectives for fiscal year 2019 pertaining to the Chief Executive Officer are achievement of threshold operating income growth for fiscal year 2019 and, if threshold growth is achieved, the following additional objectives: earnings per share, reduction of debt, improvements in delivery, and growth of the Scientific and Tools segments. Achievement of the objectives shall be as determined in the Board’s discretion following the conclusion of fiscal year 2019 and in accordance with the 2019 Bonus Plan recommended by the Compensation Committee.

Equity awards have historically been the third component of the Company’s compensation package for executive officers. Equity awards such as stock options and restricted stock are awarded to provide long-term incentives to align the objectives of executive officers with the interests of stockholders in maximizing long-term growth.

The Company also has a 401(k) Savings Plan that covers substantially all full-time employees, including executive officers. Participating employees contribute to the 401(k) Savings Plan through salary reductions. The Company contributes a discretionary percentage of the 401(k) Savings Plan participants’ salary deferrals. The Company typically matches 25% of a participant’s contribution for every 1% that the participant contributes, up to 1% of the participant’s salary. Management of the 401(k) Savings Plan assets is currently vested with Security National Bank of Sioux City, Iowa. Vesting of participants is 20% per year of employment until 100% vested after six years.

The Company entered into a written employment agreement with Ms. Gunnerson in December 2011, which was amended in February 2012 to reflect her title of “President and Chief Executive Officer.” Ms. Gunnerson’s employment agreement was not further amended following Ms. Murra’s departure from the Company, although Ms. Gunnerson’s current title is “President, Chief Executive Officer, and Interim Chief Financial Officer.” The provisions of Ms. Gunnerson’s employment agreement are consistent with the Company’s compensation philosophy. The agreement provides for at-will employment and a base salary to be determined by the Board (or a committee authorized by the Board). Ms. Gunnerson is also eligible to receive incentive compensation, including cash bonuses and equity awards, in the exclusive discretion of the Board (or a committee authorized by the Board), and to participate in any and all other employee benefit plans that are generally available to the Company’s employees.

Upon signing the agreement, as consideration for her agreement not to compete with the Company or solicit the Company’s employees or customers during the term of her employment with the Company or for one year thereafter, Ms. Gunnerson received a restricted stock award for 2,000 shares of Company common stock, which was issued under the Company’s 2011 Equity Incentive Plan and for which the risks of forfeiture have fully lapsed.

Ms. Gunnerson’s employment agreement may be terminated at any time by either party. If the agreement is terminated by the Company without cause (as defined in the agreement), the Company may be required to pay up to 12 weeks of compensation and benefits to Ms. Gunnerson, in exchange for her release of any and all claims against the Company and her compliance with the non-competition and non-solicitation provisions of the agreement. The agreement also contains confidentiality and assignment of inventions provisions that survive the termination of the agreement for an indefinite period.

During fiscal year 2018, Ms. Gunnerson earned an annual base salary of $171,990. Ms. Gunnerson did not receive any payout of cash incentive compensation relating to fiscal year 2017 or fiscal year 2018 performance. On January 27, 2017, the Board granted Ms. Gunnerson 10,500 shares of restricted stock, for which risks of forfeiture lapsed as to 3,500 shares on each of January 27, 2018 and January 27, 2019 and will lapse as to 3,500 shares on January 27, 2020, provided that Ms. Gunnerson remains employed by the Company on that date. On February 5, 2018, the Board granted Ms. Gunnerson 10,500 shares of restricted stock, for which risks of forfeiture lapsed as to 3,500 shares on February 5, 2019 and will lapse as to 3,500 shares on each of February 5, 2020 and February 5, 2021, provided that Ms. Gunnerson remains employed by the Company on those dates. On January 31, 2019, the Board granted Ms. Gunnerson 10,500 shares of restricted stock, for which risks of forfeiture will lapse in 3,500 share increments annually beginning on January 31, 2020. Ms. Gunnerson’s restricted stock awards are governed by the 2011 Equity Incentive Plan and the Company’s form of restricted stock award agreement.

On February 26, 2019, the Company entered into a new employment agreement with Ms. Gunnerson, which superseded her prior employment agreement. Upon signing the new employment agreement, as consideration for her agreement not to compete with the Company or solicit the Company’s employees or customers during the term of her employment with the Company or for one year thereafter, Ms. Gunnerson received a fully-vested restricted stock award for 1,000 shares of Company common stock, which was issued under the Company’s 2011 Equity Incentive Plan. Except for this equity award, the terms of Ms. Gunnerson’s new employment agreement are substantially similar to her prior employment agreement.

From June 1, 2018 to September 30, 2018, Ms. Murra provided services to the Company as a consultant. The terms of her consulting agreement with the Company provided for compensation of $1,617 per week, plus reimbursement of travel expenses, through September 30, 2018, and compensation of $150 per hour for any services performed thereafter. Ms. Murra’s employment with the Company as Chief Financial Officer through May 31, 2018 was governed by the terms of a written employment agreement, originally entered into with Ms. Murra on May 1, 2014, pursuant to which Ms. Murra was employed by the Company as its Director of Finance until January 22, 2015. On January 27, 2015, the Company amended its employment agreement with Ms. Murra due to her promotion to the position of Chief Financial Officer, effective January 22, 2015. The provisions of the agreement were consistent with the Company’s compensation philosophy. The agreement, which was deemed effective as of January 27, 2015, provided for at-will employment and a base salary of $115,500, which was subject to upward or downward adjustment by the recommendations of the Chief Executive Officer, Chairman of the Board and Vice Chairman of the Board, and the Compensation Committee and the final approval of the Board. Ms. Murra was also eligible to receive incentive compensation, including cash bonuses and equity awards, in the exclusive discretion of the Board (or a committee authorized by the Board), and to participate in any and all other employee benefit plans that were generally available to the Company’s employees. On October 20, 2017, Ms. Murra’s annual base salary was increased to $120,120 and on February 1, 2018, Ms. Murra’s annual base salary was increased to $126,120.

As consideration for her agreement not to compete with the Company or solicit the Company’s employees or customers during the term of her employment with the Company or for one year thereafter, on February 13, 2015, Ms. Murra received a restricted stock award for 2,000 shares of Company common stock, which was issued under the Company’s 2011 Equity Incentive Plan and for which risks of forfeiture have fully lapsed. The agreement also contained confidentiality and assignment of inventions provisions that survive the termination of the agreement for an indefinite period.

Ms. Murra previously received grants of restricted stock from the Board, which were subject to risk of forfeiture if Ms. Murra did not remain employed with the Company on specified future dates. Given that Ms. Murra’s employment terminated effective June 1, 2018, she forfeited 17,000 shares of restricted stock. Ms. Murra’s restricted stock awards were governed by the 2011 Equity Incentive Plan and the Company’s form of restricted stock award agreement. Ms. Murra did not receive any payout of cash incentive compensation relating to fiscal year 2017 or fiscal year 2018 performance. On October 20, 2017, Ms. Murra received a discretionary bonus in the amount of $20,000 in recognition of her exceptional efforts in obtaining for the Company a new credit facility with Bank Midwest.

2018 Say on Pay Results

At our Annual Meeting held on April 25, 2018, our stockholders had the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers and 92.8% of the shares present and entitled to vote on the proposal approved our named executive officers’ compensation. The Board and the Compensation Committee welcomed this feedback and intend to continue their practice of linking Company performance with executive compensation decisions in order to maximize long-term stockholder value.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to Carrie Gunnerson, President, Chief Executive Officer, and Interim Chief Financial Officer and Amber Murra, former Chief Financial Officer. As of the end of our 2018 fiscal year, the Company had no other executive officers for whom compensation disclosure is required.

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	All Other Compensation	Total ($)
Carrie Gunnerson,	2018	171,990	-	25,620	1,582	199,192
President, CEO, Interim CFO	2017	165,884	-	33,915	1,532	201,331
Amber Murra (2)	2018	86,121 (3)	-	21,960	651	108,732
Former CFO, Consultant	2017	115,855	20,000 (4)	29,070	1,158	166,083

(1)

Represents the grant date fair value of restricted stock awarded during the fiscal years ended November 30, 2017 and November 30, 2018, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, under the 2011 Equity Incentive Plan. Please refer to Note 14 of the financial statements included in our 2018 Annual Report on Form 10-K for a discussion of the assumptions made in the valuation of this restricted stock award.

(2)	Ms. Murra’s employment with the Company terminated effective June 1, 2018 and she served as a consultant from June 1, 2018 through September 30, 2018.
(3)	Includes $21,021 paid to Ms. Murra for services rendered in her role as consultant.
(4)	Represents a one-time discretionary bonus granted to Ms. Murra in recognition of her exceptional efforts in obtaining for the Company a new credit facility with Bank Midwest.

Outstanding Equity Awards at 2018 Fiscal Year-End

As of the end of fiscal year 2018, Ms. Gunnerson held outstanding stock options to purchase a total of 5,000 shares of common stock of the Company. The options are fully vested and exercisable. These options were granted on August 6, 2010 pursuant to the 2007 Employee Stock Option Plan. Ms. Gunnerson also held a restricted stock award for 2,500 shares of Company common stock, for which risks of forfeiture lapsed on January 29, 2019, a restricted stock award for 7,000 shares of Company common stock, for which risks of forfeiture lapsed as to 3,500 shares on January 27, 2019 and will lapse as to 3,500 shares on January 27, 2020, provided that Ms. Gunnerson remains employed by the Company on that date, and a restricted stock award for 10,500 shares of Company common stock, for which risks of forfeiture lapsed as to 3,500 shares on February 5, 2019 and will lapse as to 3,500 shares on each of February 5, 2020 and February 5, 2021, provided that Ms. Gunnerson remains employed by the Company on those dates.

As of the end of fiscal year 2018, Ms. Murra held no outstanding stock options to purchase shares of common stock of the Company and no restricted stock awards.

The following table sets forth the number of shares underlying outstanding equity awards as of November 30, 2018 and additional information relating to such awards:

		OPTION AWARDS			STOCK AWARDS
Name and Position	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)
Carrie Gunnerson	August 6, 2010	5,000 (1)	5.01	August 6, 2020
President, CEO, & Interim CFO	January 29, 2016	-	-	-	2,500 (2)	5,975
	January 27, 2018	-	-	-	7,000 (3)	16,730
	February 5, 2018	-	-	-	10,500 (4)	25,095

(1)	Fully exercisable.
(2)	Risks of forfeiture for these shares of restricted stock lapsed as to 2,500 shares on January 29, 2019.
(3)	Risks of forfeiture for these shares of restricted stock lapsed as to 3,500 shares on January 27, 2019 and will lapse as to 3,500 shares on January 27, 2020.
(4)	Risks of forfeiture for these shares of restricted stock lapsed as to 3,500 shares on February 5, 2019 and will lapse as to 3,500 shares on each of February 5, 2020 and February 5, 2021.

DIRECTOR COMPENSATION

The Company maintains a written director compensation plan. During fiscal year 2018, each director, other than the Chairman of the Board and the Vice Chairman of the Board, was entitled to receive a $24,000 cash retainer for service as a director during the fiscal year, with no committee or attendance fees pursuant to this plan. The Chairmen of the Audit Committee and the Compensation Committee were each entitled to receive an additional cash retainer of $4,000 per fiscal year.

During fiscal year 2018, the Chairman and Vice Chairman of the Board received cash retainers and were eligible for incentive compensation for the Company’s fiscal year 2018 performance, as discussed above under “Executive Compensation,” and the Chairman of the Board received an equity award. Marc McConnell received a cash retainer of $267,750 for fiscal year 2018, received 12,000 shares of restricted stock for which risks of forfeiture lapsed as to 4,000 shares on February 5, 2019 and will lapse as to 4,000 shares on each of February 5, 2020 and February 5, 2021, and was eligible to receive maximum incentive compensation of $200,812, which represented 75% of his cash retainer. J. Ward McConnell, Jr. received a cash retainer of $89,250 for fiscal year 2018 and was eligible to receive maximum incentive compensation of $58,012, which represented 65% of his cash retainer. The Chairman and Vice Chairman of the Board did not receive a payout of incentive compensation based on the Company’s fiscal year 2018 performance.

Director retainers are paid quarterly in installments and are prorated to reflect a director who serves for less than a full fiscal year. Directors may, in accordance with certain timing parameters determined by the Board, elect to receive fully-vested restricted common stock in lieu of the aforementioned cash retainers. Any such stock shall be issued under the Company’s 2011 Equity Incentive Plan or, if determined by the Board, an applicable successor plan approved by the Company’s stockholders. In addition, each director is reimbursed for out-of-pocket expenses to attend all Board meetings and perform other services as a Board member. Director compensation is reviewed annually and adjustments may be adopted by the Board.

The Company’s director compensation plan provides for annual grants of 1,000 shares of fully-vested restricted shares of Company common stock on the date of each annual meeting and, commencing on February 28, 2018, for quarterly grants of 1,000 shares of fully-vested restricted shares of Company common stock on the last day of each fiscal quarter. In fiscal year 2018, the annual director restricted shares grant was made on April 25, 2018 to the directors elected to the Board at the 2018 Annual Meeting of Stockholders.

Director Compensation Table for Fiscal Year 2018

Our directors received the following compensation for fiscal year 2018:

Director Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Total ($)
Marc H. McConnell	267,750	42,520	-	310,270
J. Ward McConnell, Jr.	89,250	13,240	-	102,490
Thomas E. Buffamante	28,000	13,240	-	41,240
David R. Castle	28,000	13,240	-	41,240
Joseph R. Dancy (3)	6,000	31,237	-	37,237
David A. White	24,000	13,240	-	37,240

(1)

For all directors, represents the grant date fair value of equity-based compensation for 5,000 shares of fully-vested restricted stock granted pursuant to the Company's director compensation plan in fiscal year 2018 at the grant date fair value of $2.64 per share for grants of 1,000 shares made February 28, 2018, $2.7508 per share for grants of 1,000 shares made April 25, 2018, $2.845 per share for grants of 1,000 shares made May 31, 2018, $2.795 per share for grants of 1,000 shares made August 31, 2018, and $2.39 per share for grants of 1,000 shares made November 30, 2018, in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (ASC) Topic 718, Compensation – Stock Compensation. For Marc McConnell, also represents the grant date fair value of equity-based compensation for 12,000 shares of restricted stock for which risks of forfeiture lapsed as to 4,000 shares on February 5, 2019 and will lapse as to 4,000 shares on each of February 5, 2020 and February 5, 2021 at the grant date market value of $2.549 per share, in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (ASC) Topic 718 – Stock Compensation. Please refer to Note 14 of the financial statements included in our Annual Report on Form 10-K for fiscal year 2018 for a discussion of the assumptions made in the valuation of restricted stock awards. At fiscal year end, Marc McConnell was the only non-employee director with outstanding restricted stock awards, holding 23,000 shares of unvested restricted stock. Risks of forfeiture lapsed for 4,000 shares on January 27, 2019, for 3,000 shares on January 29, 2019, and for 4,000 shares on February 5, 2019. Risks of forfeiture will lapse for 4,000 shares on January 27, 2020 and for 4,000 shares on each of February 5, 2020 and February 5, 2021.

(2)

No option awards were granted to directors in fiscal year 2018. At fiscal year end the aggregate number of option awards outstanding for each non-employee director then serving as a director was as follows: Marc McConnell, 10,000; J. Ward McConnell, Jr., 10,000; Thomas Buffamante, 10,000; David Castle, 6,000; and Joseph Dancy, 8,000. All outstanding options held by non-employee directors are fully-exercisable.

(3)	Joseph Dancy elected to receive his annual cash retainer in the form of fully-vested restricted common stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning the Art’s-Way Manufacturing Co., Inc. 2007 Employee Stock Option Plan, the Art’s-Way Manufacturing Co., Inc. 2007 Non-Employee Directors’ Stock Option Plan, and the 2011 Equity Incentive Plan as of November 30, 2018.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	59,000	$6.07	243,802
Equity compensation plans not approved by security holders	-	N/A	-
Totals	59,000	$6.07	243,802

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Other than as described below, since the beginning of our fiscal year 2017, there have been no transactions or series of transactions to which we were a participant or will be a participant in which:

•	the amounts involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for our last two completed fiscal years; and
•	a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

J. Ward McConnell, Jr., the Vice Chairman of our Board, has personally guaranteed approximately 38% of our $2,600,000 term loan from Bank Midwest, as required by the United States Department of Agriculture in connection with its guarantee of the same loan. In exchange, J. Ward McConnell, Jr. receives a fee of 2% of the personally guaranteed amount. For fiscal years 2017 and 2018, the fee paid to J. Ward McConnell, Jr. was $3,408 and $19,403, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, all directors and officers filed timely reports of ownership and changes in ownership with the SEC with the exception of the following transactions: Joseph R. Dancy filed a late Form 4 on September 5, 2018 to report shares of fully-vested restricted stock of the Company granted to him on April 18, 2018 and July 15, 2018 pursuant to the director compensation plan in lieu of payment in cash for his quarterly board fees; J. Ward McConnell, Jr. filed a late Form 4 on May 17, 2018 to report the purchase of common stock of the Company on May 2, 2018 by J. Ward McConnell, Jr. Living Trust, a late Form 4 on June 7, 2018 to report the purchase of common stock of the Company on May 25, 2018 by J. Ward McConnell, Jr. Living Trust, a late Form 4 on June 14, 2018 to report the purchase of common stock of the Company on June 11, 2018 by J. Ward McConnell, Jr. Living Trust, and a late Form 4 on June 26, 2018 to report the purchase of common stock of the Company on June 15, 2018 by J. Ward McConnell, Jr. Living Trust; and Carrie Gunnerson filed a late Form 4 on January 31, 2019 to report the withholding of common stock of the Company on January 27, 2019 in connection with the vesting of restricted stock.

OTHER INFORMATION

Management knows of no other matters that may be brought before the 2019 Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders on the enclosed proxy card will vote thereon in accordance with their discretion and best judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s Annual Report on Form 10-K, including the Company’s financial statements and the notes thereto for the fiscal year ended November 30, 2018, accompanies the delivery of this Proxy Statement.

We will provide a copy of exhibits to the Form 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or exhibits should be directed to Carrie Gunnerson, President, Chief Executive Officer and Interim Chief Financial Officer of Art’s-Way Manufacturing Co., Inc., 5556 Highway 9, Armstrong, Iowa, 50514-0288. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock of the Company on March 1, 2019. The 2018 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC’s website (www.sec.gov) and on our website at http://www.artsway-mfg.com/investor-relations/.

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ART'S-WAY MANUFACTURING CO., INC.

This proxy is solicited by the Board of Directors for use at the 2019 Annual Meeting on April 16, 2019

Your shares of stock will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" each of the nominees for Director; "FOR" Proposals No. 2 and 3; and for "ONE YEAR" on Proposal No. 4.

By signing the proxy, you revoke all prior proxies and appoint Marc H. McConnell and David R. Castle, and each of them, with full power of substitution, as proxies to vote your shares, in their full discretion, on the matters shown on the reverse side and any other matters which may come before the 2019 Annual Meeting and all adjournments and postponements thereof.

Attendance at the 2019 Annual Meeting or any adjournments or postponements thereof will not be deemed to revoke this proxy unless the undersigned revokes this proxy in writing.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

ART'S-WAY MANUFACTURING CO., INC.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530304020000001000 8 041619

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES; "FOR" PROPOSALS NO. 2 AND 3; AND FOR "ONE YEAR" ON PROPOSAL NO. 4.
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following five nominees to the Company's Board of Directors to serve as directors each for a term of one year.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Marc H. McConnell
- ○ J. Ward McConnell, Jr.
- ○ Thomas E. Buffamante
- ○ David R. Castle
- ○ David A. White

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
3. To approve, on a non-binding, advisory basis, named executive officer compensation.	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. To recommend, on a non-binding, advisory basis, the frequency of the vote on named executive officer compensation.	☐	☐	☐	☐

	YES	NO
Grant discretionary authority to vote on any other matters that may properly come before the 2019 Annual Meeting, or any adjournments or postponements thereof.	☐	☐

Please indicate if you plan to attend this meeting: ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.